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                                                                    EXHIBIT 99
                          NATIONSBANK, N.A.
       MONTHLY SERVICING REPORT  --  BOATMEN'S AUTO TRUST 1996-A
                APRIL 1, 1998 THROUGH APRIL 30. 1998





A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance		                              				$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                              		28.44%
    (ii)  Class A-1 Notes Balance				                         		$82,654,904.00
    (iii) Class A-1 Notes Rate		                                   				5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				41.29%
    (ii)  Class A-2 Notes Balance                        						$120,000,000.00
    (iii) Class A-2 Notes Rate			                                     			6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage					                              	26.27%
    (ii)  Class A-3 Notes Balance			                         			$76,343,707.00
    (iii) Class A-3 Notes Rate		                                     				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance						                    $11,624,943.00
    (iii) Class B Certificates Rate			                                			7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)				                                  		9.53%
(H) Weighted Average Original Maturity (WAOM)		             				56.22 		months
(I) Weighted Average Remaining Maturity (WAM)				             		49.45 		months
(J) Number of Receivables		                                         				24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage			               			2.00%
    (ii)  Reserve Account Initial Deposit				                  		$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
            if 1.25% loss and delinq triggers hit -
            otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance	                    					3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                              						$108,596,437.13
(B) Total Note and Certificate Pool Factor					                     	0.3736670
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                   				$0.00
    (ii) Class A-1 Notes Pool Factor					                           	0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance				                          		$20,627,787.13
    (ii) Class A-2 Notes Pool Factor						                           0.1718982
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$76,343,707.00
    (ii) Class A-3 Notes Pool Factor		                           				1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance		                     				$11,624,943.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance		                                				$5,891,365.95
(H) Cumulative Net Losses for All Prior Periods				            		$4,433,147.66
(I) Net Loss Ratio for Second Preceding Period					                     	2.58%
(J) Net Loss Ratio for Preceding Period		                            				2.33%
(K) Delinquency Ratio for Second Preceding Period				                  		1.08%
(L) Delinquency Ratio for Preceding Period		                         				0.84%
(M) Weighted Average Coupon (WAC)		                                  				9.50%
(N) Weighted Average Remaining Maturity (WAM)		             				31.66 		months
(O) Number of Receivables					                                         	14,409

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$6,414,296.75
    (ii)  Not Used					                                                  	0.00
    (iii) Repurchased Loan Proceeds Related to Principal		            				0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                                			853,293.83
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)					                                  	9.50%
(D) Weighted Average Remaining Maturity (WAM)					             	30.86 		months
(E) Remaining Number of Receivables					                               	13,914
(F) Delinquent Receivables
                                    Dollar Amount           # Units
                                    -------------           -------
    (i)   30-59 Days Deliquent          2,922,447      2.86%    341      2.45%
    (ii)  60-89 Days Deliquent            558,622      0.55%     63      0.45%
    (iii) 90 Days or More Delinquent	  			312,288    	 0.31%	    34 		   0.24%

(G) Repossessions
                                				Dollar Amount 		        # Units
                                    -------------           -------
                                      				334,585     	0.33%    	52    		0.37%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 					                        	$26,710.91
(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period				                    		157,517.06
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used			                                                  			0.00
    (iii) Recoveries on Previously Liquidated Contracts						        28,414.80
(D) Aggregate Net Losses for Collection Period				                		129,102.26
(E) Actual Number of Days in Interest Period				                          		30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                                     			$853,293.83
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest		                   				0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		28,414.80
(E) Investment Earnings from the Reserve Account			               			26,710.91
(F) Total Interest Collections		                                				908,419.54

Principal:
(G) Principal Payments Received					                            	$6,414,296.75
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal		                  				0.00
(J) Other Refunds Related to Principal			                              			0.00
(K) Total Principal Collections		                             				6,414,296.75

(L) Total Collections				                                      		$7,322,716.29


II. DISTRIBUTIONS		                                        						Per $1,000 of
-----------------                                          			Original Balance

(A) Total Interest Collections		                 				$908,419.54
(B) Servicing Fee 			                              			$90,497.03 	       	0.31

Interest                              	                  							Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
    (i)   Class A-1 Notes Monthly Interest Due		       				$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)						                 0.00           		0
                                                 ---------------
    (iii) Class A-1 Notes Monthly Interest
            Shortfall (after reserve fund draw)	      					$0.00 	          	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		 				$109,155.37 		0.909628113
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)		           				109,155.37 		0.909628113
                                                  --------------
    (iii) Class A-2 Notes Monthly Interest
            Shortfall (after reserve fund draw)	      					$0.00 		          0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due		 				$429,433.35 		      5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)				           		429,433.35 	      	5.625
                                                  --------------
    (iii) Class A-3 Notes Monthly Interest
            Shortfall (after reserve fund draw)			      			$0.00 		          0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due			$68,296.54       		5.875
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)			            			68,296.54       		5.875
                                                  --------------
    (iii) Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)	      					$0.00 	          	0
(G) Total Note and Certificate Interest Paid
      (after reserve fund draw)			                			$606,885.26
(H) Excess Interest				                            		$211,037.25

Principal
(I) Total Principal Collections			              			$6,414,296.75
(J) Draw on Reserve Fund for realized losses 			   			157,517.06
(K) Total Amount Available for Principal
      Distribution 		                          				$6,571,813.81
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal						                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due	       					0.00           		0
    (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)	                 					0.00 	          	0
                                                  --------------
    (iii) Class A-1 Notes Monthly Principal
            Shortfall (after reserve fund draw)		       				0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due	  		6,571,813.81  	54.76511508
    (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)			         			6,571,813.81 		54.76511508
                                                   -------------
    (iii) Class A-2 Notes Monthly Principal
            Shortfall (after reserve fund draw)		       				0.00 		          0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	       					0.00 		          0
    (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)			                 			0.00 		          0
                                                    ------------
    (iii) Class A-3 Notes Monthly Principal
            Shortfall (after reserve fund draw)	       					0.00 		          0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due		  				0.00           		0
    (ii)  Class B Certificates Monthly Principal Paid
            (after reserve fund draw)		                 				0.00 		          0
                                                   -------------
    (iii) Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw)		       				0.00 		          0
(P) Total Note and Certificate Principal Paid				 		6,571,813.81
(Q) Total Distributions		                       				7,269,196.10
(R) Excess Servicing Releases from Reserve
      Account to Servicer		                             				0.00
(S) Amount of Draw from Reserve Account		         				157,517.06
(T) Draw from Reserve Account plus Total
      Available Amount			                        			7,480,233.35

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                           				Beginning		            End
                                           				of Period         		of Period
                                            ---------------    ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	      			$108,596,437.13  		$102,024,623.32
    (ii)   Total Note  and  Certificate Pool
             Factor	 	                           		0.3736670       		0.3510542
    (iii)  Class A-1 Notes Balance	                  			0.00            		0.00
    (iv)   Class A-1 Notes Pool Factor         				0.0000000       		0.0000000
    (v)    Class A-2 Notes Balance          		 20,627,787.13  		 14,055,973.32
    (vi)   Class A-2 Notes Pool Factor		         		0.1718982  	     	0.1171331
    (vii)  Class A-3 Notes Balance		          	76,343,707.00   		76,343,707.00
    (viii) Class A-3 Notes Pool Factor	         			1.0000000  	     	1.0000000
    (ix)   Class B Certificates Balance		    		11,624,943.00   		11,624,943.00
    (x)    Class B Certificate Pool Factor	     			1.0000000       		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	               9.50%		           9.50%
    (ii)  Weighted Average Remaining
            Maturity (WAM) 	                 		31.66 	months	   30.86 		months
    (iii) Remaining Number of Receivables			         	14,409 	         	13,914
    (iv)  Portfolio Receivable Balance   				$108,596,437.13 		$102,024,623.32

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance					                    			$5,891,365.95
(B) Draw for Realized losses						                                		157,517.06
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount				                      				0.00
(E) Draw for Class A-2 Notes Interest Amount					                      			0.00
(F) Draw for Class A-3 Notes Interest Amount			                      					0.00
(G) Draw for Class B Certificates Interest Amount			                 					0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								157,517.06
(I) Excess Interest							                                         	211,037.25
(J) Reserve Account Balance Prior to Release					              			5,944,886.14

(K) Reserve Account Required Amount					                       			6,121,477.40

(L) Final Reserve Account Required Amount				                 				6,121,477.40

(M) Reserve Account Release to Servicer			                           					0.00

(N) Ending Reserve Account Balance						                        		5,944,886.14

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period		                 						$157,517.06
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used				                                                				0.00
    (iii) Recoveries on Previously Liquidated Contracts				      				28,414.80
(C) Aggregate Net Losses for Collection Period					              			129,102.26
(D) Net Loss Ratio for Collection Period (annualized)				            				1.47%
(E) Cumulative Net Losses for all Periods			                 					4,562,249.92
(F) Delinquent Receivables
                                				Dollar Amount 		       # Units
                                    -------------          -------
    (i)  30-59 Days Delinquent	      			2,922,447 	  2.86%	    341 		    2.45%
    (ii)  60-89 Days Delinquent		       		558,622 	  0.55%	     63     		0.45%
    (iii) 90 Days or More Delinquent				  312,288 	  0.31%      34 		    0.24%

(G) Repossessions
                                				Dollar Amount 		       # Units
                                    -------------          -------
                                      				334,585 	  0.33%	     52 		    0.37%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period			                       					2.58%
    (ii) Preceding Collection Period				                             				2.33%
    (iii) Current Collection Period				                              				1.47%
    (iv) Three Month Average (Avg(i,ii,iii))				                     				2.13%

(B) Ratio of Balance of Contracts Delinquent 60 Days
      or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period					                       			1.08%
    (ii) Preceding Collection Period							                             	0.84%
    (iii) Current Collection Period				                              				0.86%
    (iv) Three Month Average (Avg(i,ii,iii))					                     			0.93%

(C) Loss and Delinquency Trigger Indicator					             			Trigger was hit



The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





/s/ William Kinyua                      					/s/ Leslie J. Fitzpatrick
------------------                           -------------------------
    William Kinyua			                          		Leslie J. Fitzpatrick
    Vice President 	                         				Senior Vice President

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